UBS Select Prime Investor Fund UBS Select Treasury Investor Fund UBS Select Tax-Free Investor Fund
Supplement to the Prospectus dated August 28, 2009 (the “Prospectus”)

March 29, 2010

Dear Investor:

The purpose of this supplement is to update information in Appendix A to the Prospectus regarding those days on which the funds listed above (the “funds”) will advance the time for the transfer agent’s receipt of orders to buy or sell shares.

The Securities Industry and Financial Markets Association (“SIFMA”) recently altered its recommendations regarding early bond market closings. SIFMA recommends that the principal bond markets remain open during normal market hours on Thursday, April 1, 2010.

Therefore, on April 1, 2010, the funds will not advance the final times by which orders to buy or sell shares must be received by the transfer agent, and will instead observe the normal deadlines for purchases and redemptions for each fund that are set forth in the Prospectus. (As previously disclosed in Appendix A to the Prospectus, the funds will be closed for business on Friday, April 2, 2010, as the New York Stock Exchange will be closed in observance of Good Friday.)

Appendix A to the Prospectus is hereby revised accordingly. The entry “Thursday, April 1, 2010” is eliminated from the chart captioned “Early close.”

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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